UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   September 9, 2005
                                                --------------------------------

                          GS Mortgage Securities Corp.
   (as depositor for the First Franklin Mortgage Loan Trust 2005-FF8, Mortgage Pass-Through Certificates, Series 2005-FF8 to be formed pursuant to a Pooling and Servicing Agreement, to be entered into relating to the First Franklin
        Mortgage Loan Trust 2005-FF8, Mortgage Pass-Through Certificates,
                                Series 2005-FF8)

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             (Exact name of registrant as specified in its charter)



Delaware                                333-127620               13-3387389
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                  10004
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 902-1000
                                                  ---------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

                        On August 29, 2005, a registration statement on Form S-3
            (the "Registration Statement") for GS Mortgage Securities Corp. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")) and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA), furnished to the Company by Goldman, Sachs & Co. (the "Underwriter") in respect of the Company's proposed offering of certain classes of First Franklin Mortgage Loan Trust 2005-FF8, Mortgage Pass-Through Certificates, Series 2005-FF8 (such classes, the "Offered Certificates").

                        The Offered Certificates will be offered pursuant to a
            Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials and Collateral Term Sheets by reference in the Registration Statement.

                        Any statement or information contained in the attached
            Computational Materials and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.  Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             -----------

               99.1 Computational Materials and Collateral Term Sheets prepared by Goldman, Sachs & Co.
                                    in connection with certain classes of First
                                    Franklin Mortgage Loan Trust 2005-FF8,
                                    Mortgage Pass-Through Certificates, Series
                                    2005-FF8

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORP.




 September 12, 2005                  By: /s/ Michelle Gill
---------------------                   --------------------------------
                                     Name: Michelle Gill
                                     Title: Vice President

                                INDEX TO EXHIBITS

                                                              Paper (P) or
Exhibit No.                       Description                 Electronic (E)
-----------                       -----------                 --------------

99.1                      Computational Materials and              (E)
                          Collateral Term Sheets
                          prepared by Goldman, Sachs &
                          Co. in connection with
                          certain classes of First
                          Franklin Mortgage Loan Trust
                          2005-FF8, Mortgage
                          Pass-Through Certificates,
                          Series 2005-FF8